                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) SEPTEMBER 25, 2000
                                                        ------------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


          000-25569                                   41-1724239
          ---------                                   ----------
  (Commission File Number)                (IRS Employer Identification No.)


    901 MARQUETTE AVENUE, SUITE 2300             MINNEAPOLIS, MN 55402
--------------------------------------------------------------------------------
 (Address of principal executive offices)             (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------



          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
-------  ------------

On September 25, 2000, NRG Energy, Inc., a majority owned subsidiary of Xcel Energy, Inc., announced that it expected earnings for the third quarter to be approximately 45 cents per share, five cents above the First Call consensus estimate of 40 cents per share. NRG Energy, Inc. also expects calendar year 2000 earnings per share to exceed the First Call consensus estimate of 95 cents by five cents per share, resulting in a $1.00 per share estimate for the year.

The press release raising NRG Energy's third quarter earnings estimate to 45 cents per share is filed with this Form 8-K as Exhibit 99.12 See "Item 7. Exhibits."



Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.       Description
-----------       -----------

99.12             Press release issued September 25, 2000 of NRG Energy, Inc.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NRG Energy, Inc.
                                             (Registrant)



                                             By  /s/ Leonard A. Bluhm
                                                ---------------------------
                                                 Leonard A. Bluhm
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



Dated:  September 27, 2000
        ------------------